UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ____)
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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to §240.14a-12

LAKELAND FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)
_______________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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[ ]	Fee paid previously with preliminary materials.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 10, 2018.

LAKELAND FINANCIAL CORP.

  LAKELAND FINANCIAL CORP.
ATTN: KRISTIN PRUITT
202 EAST CENTER STREET
P.O. BOX 1387
  WARSAW, IN 46581

   Meeting Information
Meeting Type:        Annual Meeting
For holders as of:   February 20, 2018
Date: April 10, 2018         Time: 4:30 p.m., Local Time
Location:  Ritz Charles Carmel - Carmel Room B
     12156 North Meridian Street
Carmel, Indiana 46032

You are receiving this communication because you
hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of
the more complete proxy materials that are available to
you on the Internet. You may view the proxy materials
online at www.proxyvote.com or easily request a paper copy
(see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E35765-P01344-Z71665

Before You Vote
                   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT  ANNUAL REPORT  FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrowgXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:         sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 27, 2018 to facilitate timely delivery.

How To Vote
              Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E35766-P01344-Z71665

Voting Items

The Board of Directors recommends you vote FOR
the following:

1. ELECTION OF DIRECTORS

Nominees:

1a. Blake W. Augsburger
1b. Robert E. Bartels, Jr.
1c. Daniel F. Evans, Jr.
1d. David M. Findlay
1e. Thomas A. Hiatt
1f. Michael L. Kubacki
1g. Emily E. Pichon
1h. Steven D. Ross
1i. Brian J. Smith
1j. Bradley J. Toothaker
1k. Ronald D. Truex
1l. M. Scott Welch

The Board of Directors recommends you vote FOR
proposals 2 and 3.

2.	APPROVAL, by non-binding vote, of the Company's compensation of certain executive officers.

3.	RATIFY THE APPOINTMENT OF CROWE
  HORWATH LLP as the Company's independent
  registered public accounting firm for the year
  ending December 31, 2018.

NOTE: In accordance with their discretion, upon all
other matters that may properly come before said
meeting and any adjournments or postponements
of the meeting.

E35767-P01344-Z71665

E35768-P01344-Z71665